Annual Meeting of Shareholders May 14, 2018 Parent of Cambridge Trust Company NASDAQ: CATC Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities & Exchange Commission. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

2017 – Continued Strategic Progress Record Operating Earnings in 2017 Achieved $3B in client wealth assets under management and administration Initiated plan to heighten awareness of our integrated banking services and expertise in private banking Expanded attractiveness of stock to investors - Completed Nasdaq listing and SEC Registration Enhanced Asset Liability Strategy - Asset Sensitive Balance Sheet

Strong Financial Performance: Net Income (core) and Diluted Earnings Per Share (core) (In Millions) 5-Year CAGR (through 2017) +6.9% (In Dollars) *Income tax adjustment related to the re-measurement of net deferred tax assets due to the Tax Cuts and Jobs Act. See Appendix on page 25 for GAAP – Non-GAAP reconciliation

Total Loans and Assets (In Millions) 5-Year Loan CAGR (through 2017) +12.7%

Total Deposits and Cost of Total Deposits (In Millions)

Non-Interest Income (In Thousands) 34% of Revenue

Other Key Performance Measures 2017 2016 Return on Average Assets (core) * 1.00% 0.95% Return on Average Equity (core) * 13.21% 12.77% Non-Performing Loans/Loans 0.10% 0.13% Net Loan Charge-Offs/Loans 0.02% 0.00% *Income tax adjustment related to the re-measurement of net deferred tax assets due to the Tax Cuts and Jobs Act. See Appendix on page 25 for GAAP – Non-GAAP reconciliation 10 year average charge offs of 0.01%.

Regulatory Capital Ratios (As of December 31, 2017)

Wealth Management 2017 Results: Wealth assets under management and administration increased by 14.7% to $3.1 billion, driven by strong market performance and new business generation. Continued growth in New Hampshire markets. New Hampshire assets under management grew to $1.1 billion, or 36% of total managed assets. Investments & Growth Opportunities: Investment in Business Development: Add additional Private Banking Officers in 2018 & 2019 Enhance diversification and asset allocation capability via a more open architecture approach

Wealth Management Assets $2,449 $1,850 $2,204 5-Year CAGR (through 2017) +10.8% (In Millions)

Wealth Management Revenue 5-Year CAGR (through 2017) +10.3% (In Millions)

Personal Banking 2017 Results: Kendall Square office relocated in May 2017 as part of MIT’s ambitious development on Main Street. Opportunity to test new model better suited to highly innovative and young community Investments & Growth Opportunities: Identify existing clients without full private banking offering to deepen client relationships Selectively evaluate markets for office expansion

Commercial Banking 2017 Results: Total commercial loan growth of $23 million or 3% Commercial & industrial loan growth of $6 million or 9% Business deposit growth of $39 million or 6%, representing 38% of total deposits Investments & Growth Opportunities: Further investment in specialty lending in 2018 Continued diversification

Why Cambridge Bancorp? Continued focus on client service while investing for growth 15 Business Model Attractive geographic markets Focused private banking business model Culture Client-centric service culture Loyal client base Performance Strong asset quality Sound underwriting acumen and risk management practices Credit Investing for future growth Consistently profitable Experienced, conservative leadership Commitment to our community Core deposit-funded Well-capitalized Affluent client base

Geographic Footprint Cambridge (4) Beacon Hill Legend Banking Offices Wealth Management Offices Weston Concord Lexington Belmont South End Financial District NH Manchester Portsmouth Concord Boston

Local Market Potential The wealth being created in the Greater Boston region is second only to Silicon Valley 85,000 families in Massachusetts with investable assets of $5MM+1 As of 2016, Greater Boston ranks 8th in total number of Ultra High Net Worth (UHNW) individuals ($30MM or more in net worth) in cities across the US with 2,090 households 2 More than 40,000 professional service firms serving this segment 3 Cap Gemini, World Wealth Report WealthX.com, World Ultra Wealth Report 2017 SNL Financial, NAICS Industry Classification

Targeted Operating Model Client Relationship Manager Wealth Management Business Banking Services Wealth Management Financial Planning Trust Deposit Management Residential Mortgages Commercial Services A premier local bank offering a broad range of integrated banking and Wealth Management capabilities Technology enabled client centric operating model Relationship management with “One Bank” team approach

Focus on Shareholder Value: Stock Price Performance (Change vs. Market) Source:  S&P Global Market Intelligence © 2018

Improved Stock Liquidity Post-Nasdaq Listing Average Volume Increase of 289%.

Dividend Yield vs. Market Benchmarks

Demonstrating Our Commitment to the Community Diversity and Inclusion: Greater Boston’s 15 companies with the most racially and gender diverse corporate boards (March 2017) Community Development: Affirmative Housing LLC – Financed renovation of 83 affordable housing units in Roxbury, MA Hildebrand – Line of credit facility and loan for a family shelter Financial Support: To almost 160 non-profit and community organizations throughout Greater Boston and New Hampshire Community Service: Provided Financial Literacy training to residents of the Caspar Womanplace program Community Servings, Jamaica Plain, Boston (September 2017)

Q1 2018 Performance Highlights Net Income (in thousands) Diluted EPS Return on Average Assets (Annualized) Total Assets (in thousands) Wealth Management AUM & AUA (in thousands) Return on Average Equity (Annualized)

Summary Private Banking Business Model Diverse revenue stream (Non-interest income, 34% of revenue) Core Deposit Funded Demand Deposits represent 28% of total deposits (December 2017) Solid Financial Performance Top decile return on average equity as compared to Peer* Sound risk manager with excellent asset quality track record Attractive Geographic Market Boston-Cambridge-Quincy, MA-NH Unemployment rate of 3.4%** Diverse innovative economy * As compared to the BHCPR Report for Peer 3 ($1B-$3B as of Sept. 2017) ** Bureau of Labor Statistics March 2018 (Preliminary)

Appendix - GAAP to Non-GAAP Reconciliations * Statement on Non-GAAP Measures: The Company believes the presentation of the following non-GAAP fi nancial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and fi nancial condition of the Company. Management uses non-GAAP fi nancial measures in its analysis of the Company’s performance. These non-GAAP measures should not be viewed as substitutes for the fi nancial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the following tables for a reconciliation of such non-GAAP fi nancial measures to the most directly comparable GAAP measure.

Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 26 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5543 Mark D. Thompson President 617-441-1505 Cambridge Bancorp Parent of Cambridge Trust Company